Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Dollars in thousands)
Non-accrual loans	$7,798	$8,849	$9,029	$9,343	$9,082
Loans 90 days or more past due and still accruing interest	-	-	5	-	-
Total non-accrual loans	7,798	8,849	9,034	9,343	9,082
Less: Government guaranteed loans	436	617	460	279	224
Total non-performing loans	7,362	8,232	8,574	9,064	8,858
Other real estate and repossessed assets	1,990	1,338	1,299	1,445	1,689
Total non-performing assets	$9,352	$9,570	$9,873	$10,509	$10,547

As a percent of Portfolio Loans
Non-performing loans	0.27%	0.31%	0.33%	0.35%	0.36%
Allowance for loan losses	0.96	0.96	0.96	0.95	0.95
Non-performing assets to total assets	0.27	0.28	0.29	0.32	0.33
Allowance for loan losses as a percent of non-performing loans	351.85	306.78	290.27	269.21	265.34

(1)	Excludes loans classified as "trouble debt restructured" that are not past due.

Troubled debt restructurings ("TDR")

	June 30, 2019
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$7,166	$42,136		$49,302
Non-performing TDR's (2)	54	2,783	(3)	2,837
Total	$7,220	$44,919		$52,139

	December 31, 2018
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$6,460	$46,627		$53,087
Non-performing TDR's (2)	74	2,884	(3)	2,958
Total	$6,534	$49,511		$56,045

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Six months ended June 30,
	2019		2018
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$24,888	$1,296	$22,587	$1,125
Additions (deductions)
Provision for loan losses	1,316	-	965	-
Recoveries credited to allowance	1,457	-	1,860	-
Loans charged against the allowance	(1,758)	-	(1,908)	-
Additions included in non-interest expense	-	187	-	(77)
Balance at end of period	$25,903	$1,483	$23,504	$1,048

Net loans charged against the allowance to average Portfolio Loans	0.02%		0.00%

Capitalization

	June 30, 2019	December 31, 2018
	(In thousands)
Subordinated debentures	$39,422	$39,388
Amount not qualifying as regulatory capital	(1,224)	(1,224)
Amount qualifying as regulatory capital	38,198	38,164
Shareholders’ equity
Common stock	351,894	377,372
Accumulated deficit	(16,617)	(28,270)
Accumulated other comprehensive loss	(4,431)	(10,108)
Total shareholders’ equity	330,846	338,994
Total capitalization	$369,044	$377,158

Non-Interest Income

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2019	2019	2018	2019	2018
	(In thousands)
Service charges on deposit accounts	$2,800	$2,640	$3,095	$5,440	$6,000
Interchange income	2,604	2,355	2,504	4,959	4,750
Net gains on assets
Mortgage loans	4,302	3,611	3,255	7,913	5,826
Securities	-	304	9	304	(164)
Mortgage loan servicing, net	(1,907)	(1,215)	1,235	(3,122)	3,456
Investment and insurance commissions	450	297	483	747	921
Bank owned life insurance	270	242	220	512	476
Other	1,386	1,725	1,514	3,111	2,763
Total non-interest income	$9,905	$9,959	$12,315	$19,864	$24,028

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
	(In thousands)
Balance at beginning of period	$19,909	$17,783	$21,400	$15,699
Servicing rights acquired	-	$3,047	-	$3,047
Originated servicing rights capitalized	1,407	1,155	2,607	2,210
Change in fair value	(3,422)	(137)	(6,113)	892
Balance at end of period	$17,894	$21,848	$17,894	$21,848

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2019	2019	2018	2019	2018
	(Dollars in thousands)
Mortgage loans originated	$241,402	$137,758	$226,264	$379,160	$385,231
Mortgage loans sold	131,636	154,525	115,299	286,161	221,642
Net gains on mortgage loans	4,302	3,611	3,255	7,913	5,826
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	3.27%	2.34%	2.82%	2.77%	2.63%
Fair value adjustments included in the Loan Sales Margin	0.74	0.58	0.57	0.66	0.35

Non-Interest Expense

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2019	2019	2018	2019	2018
	(In thousands)
Compensation	$10,185	$10,481	$9,574	$20,666	$18,504
Performance-based compensation	2,296	2,220	3,150	4,516	5,933
Payroll taxes and employee benefits	3,450	3,650	3,145	7,100	5,900
Compensation and employee benefits	15,931	16,351	15,869	32,282	30,337
Occupancy, net	2,131	2,505	2,170	4,636	4,434
Data processing	2,171	2,144	2,251	4,315	4,129
Furniture, fixtures and equipment	1,006	1,029	1,019	2,035	1,986
Communications	717	769	704	1,486	1,384
Interchange expense	753	688	661	1,441	1,259
Advertising	627	672	543	1,299	984
Loan and collection	628	634	692	1,262	1,369
Legal and professional fees	371	369	456	740	834
FDIC deposit insurance	342	368	250	710	480
Amortization of intangible assets	273	272	295	545	381
Supplies	153	158	178	311	343
Credit card and bank service fees	97	103	106	200	202
Costs (recoveries) related to unfunded lending commitments	27	160	37	187	(77)
Provision for loss reimbursement on sold loans	35	111	20	146	31
Net (gains) losses on other real estate and repossessed assets	(198)	119	(4)	(79)	(294)
Merger related expenses	-	-	3,082	-	3,256
Other	1,528	1,538	1,432	3,066	2,858
Total non-interest expense	$26,592	$27,990	$29,761	$54,582	$53,896

Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
		2019			2018
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,692,168	$33,762	5.02%	$2,442,159	$29,606	4.86%
Tax-exempt loans (1)	7,480	94	5.04	6,897	85	4.94
Taxable securities	392,075	3,034	3.10	401,102	2,720	2.71
Tax-exempt securities (1)	49,448	406	3.28	69,325	559	3.23
Interest bearing cash	31,734	115	1.45	28,187	66	0.94
Other investments	18,359	264	5.77	16,312	199	4.89
Interest Earning Assets	3,191,264	37,675	4.73	2,963,982	33,235	4.49
Cash and due from banks	33,252			31,564
Other assets, net	163,882			172,650
Total Assets	$3,388,398			$3,168,196

Liabilities
Savings and interest- bearing checking	$1,413,073	2,647	0.75	$1,241,700	1,011	0.33
Time deposits	664,909	3,374	2.04	603,833	2,198	1.46
Other borrowings	77,678	796	4.11	100,754	914	3.64
Interest Bearing Liabilities	2,155,660	6,817	1.27	1,946,287	4,123	0.85
Non-interest bearing deposits	851,903			855,829
Other liabilities	42,581			31,454
Shareholders’ equity	338,254			334,626
Total liabilities and shareholders’ equity	$3,388,398			$3,168,196

Net Interest Income		$30,858			$29,112

Net Interest Income as a Percent of Average Interest Earning Assets			3.87%			3.93%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
		2019			2018
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,652,893	$66,362	5.03%	$2,252,492	$52,945	4.72%
Tax-exempt loans (1)	8,081	197	4.92	4,526	104	4.63
Taxable securities	390,966	6,040	3.09	411,619	5,355	2.60
Tax-exempt securities (1)	53,148	875	3.29	73,810	1,162	3.15
Interest bearing cash	48,381	426	1.78	30,531	148	0.98
Other investments	18,359	528	5.80	15,930	447	5.66
Interest Earning Assets	3,171,828	74,428	4.72	2,788,908	60,161	4.33
Cash and due from banks	33,744			31,848
Other assets, net	167,270			152,912
Total Assets	$3,372,842			$2,973,668

Liabilities
Savings and interest- bearing checking	$1,387,208	4,969	0.72	$1,168,747	1,562	0.27
Time deposits	676,606	6,733	2.01	584,167	3,934	1.36
Other borrowings	71,901	1,508	4.23	82,920	1,488	3.62
Interest Bearing Liabilities	2,135,715	13,210	1.25	1,835,834	6,984	0.77
Non-interest bearing deposits	855,732			807,504
Other liabilities	41,481			30,531
Shareholders’ equity	339,914			299,799
Total liabilities and shareholders’ equity	$3,372,842			$2,973,668

Net Interest Income		$61,218			$53,177

Net Interest Income as a Percent of Average Interest Earning Assets			3.88%			3.83%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Commercial Loan Portfolio Analysis as of June 30, 2019

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$12,387	$772	$-	$772	6.2%
Land Development	9,136	499	-	499	5.5
Construction	71,472	7,925	-	7,925	11.1
Income Producing	398,074	16,484	-	16,484	4.1
Owner Occupied	350,774	33,597	54	33,651	9.6
Total Commercial Real Estate Loans	$841,843	$59,277	54	$59,331	7.0

Other Commercial Loans	$334,127	$18,736	749	$19,485	5.8
Total non-performing commercial loans			$803

Commercial Loan Portfolio Analysis as of December 31, 2018

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$12,308	$63	$-	$63	0.5%
Land Development	12,155	338	-	338	2.8
Construction	59,856	7,901	-	7,901	13.2
Income Producing	388,311	12,430	-	12,430	3.2
Owner Occupied	353,572	23,041	846	23,887	6.8
Total Commercial Real Estate Loans	$826,202	$43,773	846	$44,619	5.4

Other Commercial Loans	$318,279	$16,695	1,374	$18,069	5.7
Total non-performing commercial loans			$2,220